Note 10 - Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Notes
Note 10 - Subsequent Events

NOTE 10– SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10, Subsequent Events we have analyzed our operations subsequent to September 30, 2015, and have determined that we do not have any material subsequent events to disclose in these financial other than the following.

On October 1, 2015, we authorized the issuance of 200,000 shares of common stock for compensation expense. The shares were valued at $0.29 per share, the closing stock price on the date of grant, for total noncash stock compensation expense of $58,000.

On October 10, 2015, we authorized the issuance of 77,640 shares of common stock per the terms of the licensing agreement with Loyl.Me. The shares were valued at $0.322 per share, the closing stock price on the date of grant, for total noncash stock compensation expense of $25,000.

On October 14, 2015, we entered into a Securities Purchase Agreement with EMA Financial, LLC, a Delaware limited liability company (“EMA”), and executed a 10% Convertible Note in favor of EMA in the principal amount of $28,000.

NOTE 10 – SUBSEQUENT EVENTS

Effective February 12, 2015, we entered into an exclusive licensing agreement with Loyl.Me, an established provider of automated marketing and customer relationship management software.  The licensing agreement allows us the opportunity for perpetual and exclusive rights and ability to provide the cannabis community a convenient, cost-effective, and streamlined technology that is widely used in the non-cannabis industry.  The agreement requires six installment payments of $25,000 and the issuance of common stock and 8% of revenue from the use of the licensed technology.

On February 9, 2015, we authorized the issuance of 25,000 shares of common stock per the terms of the licensing agreement with Loyl.Me.